UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3255
Panorama Series Fund, Inc.
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/30/2011

Item 1. Reports to Stockholders.

GROWTH PORTFOLIO
Portfolio Managers: Manind (“Mani”) Govil, CFA and Benjamin Ram
Average Annual Total Returns
For the Periods Ended 12/30/111

1-Year	5-Year	10-Year

0.24%	–0.69%	2.84%
Expense Ratios

For the Period Ended 12/30/111

Gross	Net
Expense	Expense
Ratio	Ratio

0.83%	0.80%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratio takes into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Sector Allocation
Fund holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of common stocks.

Top Ten Common Stock Holdings
Apple, Inc.	6.5%
Chevron Corp.	5.0
Philip Morris International, Inc.	4.1
Abbott Laboratories	3.6
eBay, Inc.	3.4
McGraw-Hill Cos., Inc. (The)	3.3
CIT Group, Inc.	3.3
Google, Inc., Cl. A	3.2
Ford Motor Co.	2.7
Tyco International Ltd.	2.7
Fund holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.

2 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund produced a total return of 0.24% for the reporting period ended December 30, 2011.1 On a relative basis, the Fund underperformed the S&P 500 Index (the “Index”), which returned 2.11%. Virtually all of the Fund’s relative underperformance occurred during the first quarter of 2011 when the market was driven upward by strong momentum, somewhat irrespective, in our opinion, of underlying fundamentals or valuation. During the reporting period, underperformance relative to the Index was primarily due to unfavorable stock selections within the financials sector. Favorable stock selections within the information technology, energy and consumer staples sectors contributed positively to relative performance.
Economic and Market Overview
Last calendar year proved to be challenging. The environment was characterized by geopolitical uncertainties, fits and starts in economic news (both domestically and internationally), climatic catastrophes, and emotions which waivered erratically between strong optimism about an economic recovery and fears about a global recession. At the end of the day, U.S. equities finished little changed from twelve months prior, but the ride between points was a roller coaster.
     We entered 2011 with a note of optimism. Indeed, the first quarter was very momentum driven as investors drove stocks higher, somewhat irrespective of underlying fundamentals or valuation. However, come the reporting of first quarter earnings, concerns over the world’s outlook began to rise. We witnessed the “Arab Spring”; a tragedy in Japan—one that was not only tragic for many but also highly disruptive to manufacturing globally; and a burgeoning European financial crisis that threatened to reach well beyond the borders of the Eurozone.
     News from our own shores, too, was uneven. Though employment growth remained stubbornly below levels normally experienced in past recoveries and weakness in the housing market persisted, reported earnings by companies across sectors generally were topping expectations. Additionally, companies were hoarding cash, building considerable financial strength to fund continued growth. But with the specter of contagion from Europe and uncertainty about the growth trajectory of emerging markets, investors fled equities—especially those of lower quality or with high economic sensitivities. The political impasse in Washington during the summer over whether to raise the debt ceiling resulted in an unprecedented downgrade of the U.S. Government’s debt rating and exacerbated market anxiety.
     The fourth quarter was quite the reversal from the third quarter’s market trends. Sectors which had been hit hard, particularly economically sensitive sectors, were among the better performing ones. Though Europe made little headway in resolving its deep-seated structural and financial problems, investors seemed calmer about an eventual settlement. And, almost lost among all the noise from overseas were periodic reports of modest domestic improvements in employment, consumer sentiment and in other areas.
     Throughout much of 2011 two trends remained fairly consistent. One, financial stocks suffered. Despite generally rising earnings and vastly improved balance sheets, the market voiced its concerns about the increasing possibility of another 2008-style financial crisis. Virtually all segments of the sector sold down dramatically, with collapsing valuations which, in some instances, fell below book value.
     The second trend was that stocks of well-managed companies with solid business models generally outperformed as the year progressed. Especially during times of macroeconomic uncertainty, investors generally value companies that deliver consistent results. Last year was a market often characterized by a “flight to quality” as investors sought shelter in stocks that had a low likelihood of surprising negatively. We believe a market that pays close attention to the underlying fundamentals of higher quality stocks is favorable for our investment style.
Top Individual Contributors
Apple, Inc., Chevron Corp. and Phillip Morris International, Inc., the top three holdings of the Fund at period end, were also among the strongest performers this reporting period. Apple continued to out-execute its peers. The company’s continued success at innovation and its highly recognizable brand led to global growth and share gains across its top revenue producing products—iPhones, iPads and Mac PCs. Phillip Morris International, Inc. continued to generate

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.

3 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
substantial free cash flow stemming from ongoing market share gains and its considerable ability to raise prices. Chevron announced a new natural discovery by its Australian unit and outlined plans for 2012 to be a year of major investment for the company in large natural gas-related exploration and production projects. The company also benefited from rising oil and gas prices.
     Other top performing holdings during the reporting period included pharmaceuticals firm Bristol-Myers Squibb Co. and publishing firm McGraw-Hill Cos., Inc. Bristol-Myers Squibb, which produces such drugs as Plavix and Abilify, benefited from recent trial results for Eliquis, an anticoagulant that showed “best in class” data for both stroke and major bleeding against the existing drug Warfarin. If approved by the FDA, Eliquis can be an important contributor to future revenue and profit growth at Bristol Myers Squibb. McGraw-Hill saw solid performance resulting from strong pricing power and growth in market share across its financial services division which includes Capital IQ and the S&P Indices. The company’s management has undertaken a business restructuring which has included the sale of media properties and the announced spin-off of the Education division. These actions, together with aggressive share repurchase and dividend increases, have also driven the stock price higher.
Top Individual Detractors
The top detractors from Fund performance were mostly in the financials sector. Investors became increasingly bearish towards financials as fears heightened due to a weakening global economy and an uncertain regulatory environment. A lack of transparency regarding the extent of exposure to both European bank and sovereign debt weighed heavily on stocks such as Citigroup, Inc. and JPMorgan Chase & Co. These holdings, together with Wells Fargo & Co., a stock we no longer own, were also negatively impacted by the ongoing high degree of home foreclosures and the razor thin net interest margins that have resulted from the persistence of historically low interest rates. CIT Group, Inc., too, hurt relative performance last year. Expectations that the domestic economy may fall back into a recession raised investor concerns over the timing and magnitude of CIT’s restructuring aimed at improving both its balance sheet strength and profitability.
     Beyond financials, Ford Motor Co. detracted from performance results. The auto industry suffered several set-backs during the year. Production costs were negatively impacted from soaring commodity prices and delivery disruptions from Japanese auto parts suppliers. Uncertainty about the health of the economy also tempered expectations for strong auto sales. Despite these hurdles, Ford successfully negotiated a new long-term union contract, which locks-in favorable labor costs, and reinitiated its dividend.
Outlook
At period end, we believe the U.S. economy will continue to improve at a gradual and perhaps uneven fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well-positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is the key to generating solid long-term performance.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

4 | GROWTH PORTFOLIO

The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of large-capitalization equity securities that is a measure of the general domestic stock market. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

5 | GROWTH PORTFOLIO

FUND PERFORMANCE DISCUSSION
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.

6 | GROWTH PORTFOLIO

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

	$1,000.00	$970.90	$3.96

Hypothetical (5% return before expenses)

	1,000.00	1,021.06	4.06
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 is as follows:
Expense Ratio
     0.80%
The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—99.6%
Consumer Discretionary—11.2%
Automobiles—2.7%
Ford Motor Co.[1]	178,400	$1,919,584
Hotels, Restaurants & Leisure—2.1%
Hyatt Hotels Corp., Cl. A1	25,300	952,292
McDonald’s Corp.	5,390	540,779

		1,493,071

Media—3.3%
McGraw-Hill Cos., Inc. (The)	51,290	2,306,511
Specialty Retail—3.1%
AutoZone, Inc.[1]	2,100	682,437
CarMax, Inc.[1]	12,360	376,733
TJX Cos., Inc. (The)	17,090	1,103,160

		2,162,330

Consumer Staples—11.5%
Beverages—2.4%
Dr. Pepper Snapple Group, Inc.	42,820	1,690,534
Food Products—5.0%
General Mills, Inc.	19,300	779,913
J.M. Smucker Co. (The)	17,060	1,333,580
Mead Johnson Nutrition Co., Cl. A	12,170	836,444
Sara Lee Corp.	27,650	523,138

		3,473,075

Tobacco—4.1%
Philip Morris International, Inc.	37,060	2,908,469
Energy—12.1%
Energy Equipment & Services—1.3%
National Oilwell Varco, Inc.	13,940	947,781
Oil, Gas & Consumable Fuels—10.8%
Chevron Corp.	32,701	3,479,386
Kinder Morgan, Inc.	28,710	923,601
Noble Energy, Inc.	15,960	1,506,464
Occidental Petroleum Corp.	17,710	1,659,427

		7,568,878

Financials—16.5%
Capital Markets—1.1%
Blackstone Group LP (The)	56,100	785,961
Commercial Banks—3.7%
CIT Group, Inc.[1]	65,650	2,289,216
M&T Bank Corp.	4,400	335,896

		2,625,112

Consumer Finance—1.4%
Discover Financial Services	39,610	950,640
Diversified Financial Services—6.7%
Citigroup, Inc.	54,689	1,438,868
CME Group, Inc.	4,270	1,040,471
JPMorgan Chase & Co.	55,840	1,856,680
MSCI, Inc., Cl. A1	11,310	372,438

		4,708,457

Insurance—3.6%
Berkshire Hathaway, Inc., Cl. B1	4,780	364,714
Marsh & McLennan Cos., Inc.	38,320	1,211,678
Progressive Corp.	48,360	943,504

		2,519,896

Health Care—13.3%
Biotechnology—2.4%
Celgene Corp.[1]	24,850	1,679,860
Health Care Providers & Services—2.8%
DaVita, Inc.[1]	4,950	375,260
WellPoint, Inc.	24,590	1,629,088

		2,004,348

Life Sciences Tools & Services—1.2%
Waters Corp.[1]	11,300	836,765
Pharmaceuticals—6.9%
Abbott Laboratories	44,360	2,494,363
Allergan, Inc.	7,310	641,379
Bristol-Myers Squibb Co.	47,880	1,687,291

		4,823,033

Industrials—9.7%
Aerospace & Defense—2.1%
Boeing Co. (The)	20,300	1,489,005
Air Freight & Logistics—2.4%
United Parcel Service, Inc., Cl. B	22,610	1,654,826
Industrial Conglomerates—2.7%
Tyco International Ltd.	40,375	1,885,916
Machinery—0.5%
Xylem, Inc.	14,380	369,422
Road & Rail—2.0%
CSX Corp.	63,730	1,342,154
QR National Ltd.	21,600	75,556

		1,417,710

Information Technology—19.6%
Communications Equipment—2.5%
QUALCOMM, Inc.	31,510	1,723,597

8 | GROWTH PORTFOLIO

	Shares	Value

Computers & Peripherals—6.5%
Apple, Inc.[1]	11,320	$4,584,600
Internet Software & Services—6.6%
eBay, Inc.[1]	79,730	2,418,211
Google, Inc., Cl. A1	3,450	2,228,355

		4,646,566

Software—4.0%
Check Point Software Technologies Ltd.[1]	12,260	644,140
Microsoft Corp.	59,670	1,549,032
Oracle Corp.	24,010	615,857

		2,809,029

Materials—2.1%
Chemicals—1.8%
Praxair, Inc.	12,060	1,289,214
Construction Materials—0.3%
Vulcan Materials Co.	4,440	174,714
Telecommunication Services—2.1%
Wireless Telecommunication Services—2.1%
America Movil SAB de CV, ADR, Series L	64,580	1,459,508
Utilities—1.5%
Energy Traders—1.5%
AES Corp. (The)[1]	88,800	1,051,392

Total Common Stocks (Cost $59,065,556)		69,959,804
Investment Company—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $321,766)	321,766	321,766
Total Investments, at Value (Cost $59,387,322)	100.1%	70,281,570
Liabilities in Excess of Other Assets	(0.1)	(52,799)

Net Assets	100.0%	$70,228,771

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	1,202,978	16,696,887	17,578,099	321,766

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$321,766	$2,340

3.	Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$7,881,496	$—	$—	$7,881,496
Consumer Staples	8,072,078	—	—	8,072,078
Energy	8,516,659	—	—	8,516,659
Financials	11,590,066	—	—	11,590,066
Health Care	9,344,006	—	—	9,344,006
Industrials	6,816,879	—	—	6,816,879
Information Technology	13,763,792	—	—	13,763,792
Materials	1,463,928	—	—	1,463,928
Telecommunication Services	1,459,508	—	—	1,459,508
Utilities	1,051,392	—	—	1,051,392
Investment Company	321,766	—	—	321,766

Total Assets	$70,281,570	$—	$—	$70,281,570

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.

10 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $59,065,556)	$69,959,804
Affiliated companies (cost $321,766)	321,766

70,281,570
Cash	5,177
Receivables and other assets:
Investments sold	114,949
Dividends	61,875
Shares of capital stock sold	690
Other	15,145

Total assets	70,479,406

Liabilities
Payables and other liabilities:
Investments purchased	175,590
Shares of capital stock redeemed	30,507
Legal, auditing and other professional fees	15,667
Shareholder communications	11,199
Directors’ compensation	7,932
Transfer and shareholder servicing agent fees	5,945
Other	3,795

Total liabilities	250,635
Net Assets	$70,228,771

Composition of Net Assets
Par value of shares of capital stock	$35,102
Additional paid-in capital	97,447,950
Accumulated net investment income	352,310
Accumulated net realized loss on investments and foreign currency transactions	(38,500,839)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,894,248

Net Assets—applicable to 35,101,923 shares of capital stock outstanding	$70,228,771

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$2.00

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

11 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,238)	$1,176,109
Affiliated companies	2,340
Interest	48

Total investment income	1,178,497

Expenses
Management fees	470,315
Transfer and shareholder servicing agent fees	75,250
Legal, auditing and other professional fees	24,633
Shareholder communications	19,800
Accounting service fees	15,000
Directors’ compensation	11,086
Administration service fees	1,500
Custodian fees and expenses	491
Other	8,720

Total expenses	626,795
Less waivers and reimbursements of expenses	(25,027)

Net expenses	601,768

Net Investment Income	576,729

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	3,669,283
Foreign currency transactions	(5,856)

Net realized gain	3,663,427
Net change in unrealized appreciation/depreciation on:
Investments	(4,283,063)
Translation of assets and liabilities denominated in foreign currencies	3,366

Net change in unrealized appreciation/depreciation	(4,279,697)

Net Decrease in Net Assets Resulting from Operations	$(39,541)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

12 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$576,729	$699,936
Net realized gain	3,663,427	5,606,174
Net change in unrealized appreciation/depreciation	(4,279,697)	5,219,379

Net increase (decrease) in net assets resulting from operations	(39,541)	11,525,489

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(601,088)	(905,791)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(10,159,254)	(9,673,084)

Net Assets
Total increase (decrease)	(10,799,883)	946,614
Beginning of period	81,028,654	80,082,040

End of period (including accumulated net investment income of $352,310 and $739,938, respectively)	$70,228,771	$81,028,654

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.

13 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$2.01	$1.76	$1.40	$2.31	$2.23
Income (loss) from investment operations:
Net investment income[2]	.02	.02	.01	.03	.03
Net realized and unrealized gain (loss)	(.01)	.25	.38	(.91)	.08

Total from investment operations	.01	.27	.39	(.88)	.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.03)	(.03)	(.03)
Net asset value, end of period	$2.00	$2.01	$1.76	$1.40	$2.31

Total Return, at Net Asset Value[3]	0.24%	15.51%	29.19%	(38.42)%	4.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,229	$81,029	$80,082	$71,657	$136,127
Average net assets (in thousands)	$75,221	$77,660	$72,186	$105,308	$148,472
Ratios to average net assets:[4]
Net investment income	0.77%	0.90%	1.33%	1.34%	1.23%
Total expenses[5]	0.83%	0.83%	0.81%	0.71%	0.69%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.79%	0.71%	0.69%
Portfolio turnover rate	39%	40%	118%	115%	101%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.81%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
See accompanying Notes to Financial Statements.

14 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Growth Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek high total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager).

15 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
16 | GROWTH PORTFOLIO

Net Unrealized
Appreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$346,703	$—	$38,462,683	$10,869,636

1.	As of December 30, 2011, the Fund had $38,230,978 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$12,141,910
2017	26,089,068

Total	$38,230,978

2.	As of December 30, 2011, the Fund had $231,705 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $4,258,586 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $4,910,660 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.	During the fiscal year ended December 30, 2011, $2,644,300 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$2,651,111	$363,269	$3,014,380
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$601,088	$905,791
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$59,411,934

Gross unrealized appreciation	$12,964,644
Gross unrealized depreciation	(2,095,008)

Net unrealized appreciation	$10,869,636

17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1.	Significant Accounting Policies Continued
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
18 | GROWTH PORTFOLIO

2. Shares of Capital Stock
The Fund has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Sold	619,705	$1,233,139	788,743	$1,421,353
Dividends and/or distributions reinvested	293,214	601,088	511,746	905,791
Redeemed	(6,044,102)	(11,993,481)	(6,653,776)	(12,000,228)

Net decrease	(5,131,183)	$(10,159,254)	(5,353,287)	$(9,673,084)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$29,254,465	$38,384,889
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $76,146 to OFS for services to the Fund. Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $23,705.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $1,322 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives
19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued

that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
20 | GROWTH PORTFOLIO

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$48
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,569 and $1,338, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
     As of December 30, 2011, the Fund had no outstanding forward contracts.
6. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and
21 | GROWTH PORTFOLIO

NOTE S TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued

allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and
22 | GROWTH PORTFOLIO

disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
7. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the financial statements were issued. This evaluation determined that the following subsequent event warranted disclosure:
     The Board of Directors of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into Oppenheimer Main Street Fund/VA (“Main Street Fund/VA”), a series of Oppenheimer Variable Accounts Funds. The Board unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Fund and Main Street Fund/VA, whereby Main Street Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Main Street Fund/VA (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive Non-Service shares of Main Street Fund/VA equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Main Street Fund/VA to be received by shareholders of the Fund will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Fund and Main Street Fund/VA and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve.
     If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about April 27, 2012.
23 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (a separate series of Panorama Series Fund, Inc.), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Growth Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
24 | GROWTH PORTFOLIO

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
25 | GROWTH PORTFOLIO

BOARD APPROVAL OF THE PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind Govil and Benjamin Ram, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
26 | GROWTH PORTFOLIO

     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board considered that the Portfolio outperformed its performance universe median for the one-, three-, five-, and ten-year Lipper periods.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Portfolio’s actual management fees and total expenses were lower than its expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. This voluntary expense limitation may not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
27 | GROWTH PORTFOLIO

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
28 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2002) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994- June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1997) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Director (since 2008) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
29 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Director (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2002) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Age: 42	Senior Vice President and the Main Street Team Leader of the Manager (since May 2009); a Chartered Financial Analyst. Prior to joining the Manager, managed the RS Largecap Alpha fund (August 2005-March 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; head of equity investments at The Guardian Life Insurance Company of America (August 2005- October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC; lead portfolio manager — large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005); lead portfolio manager — core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.
30 | GROWTH PORTFOLIO

Benjamin Ram, Vice President (since 2009) Age: 39	Vice President of the Manager (since May 2009). Prior to joining the Manager, a sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (January 2006-May 2009) first with Guardian Life Insurance Company of America then with RS Investment Management Co. LLC, subsequent to their merger; a financials analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc; a bank analyst at Legg Mason Securities (2000-2003); a senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005- March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker- dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005- March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003- October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.
31 | GROWTH PORTFOLIO

DIRECTORS AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.988.8287.
32 | GROWTH PORTFOLIO

GROWTH PORTFOLIO
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011

Total Return Portfolio

A Series of Panorama Series Fund, Inc.

Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOTAL RETURN PORTFOLIO
Portfolio Managers: Mitch Williams, CFA1; Krishna Memani and Peter A. Strzalkowski, CFA
Average Annual Total Returns
For the Periods Ended 12/30/112

1-Year	5-Year	10-Year

0.23%	–1.88%	1.90%
Expense Ratios
For the Period Ended 12/30/112

Gross	Net
Expense	Expense
Ratio[3]	Ratio[3]

0.86%	0.82%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratio takes into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Portfolio Allocation
Fund holdings and allocations are subject to change.
Percentages are as of December 30, 2011, and are based on the total market value of investments.

Top Ten Common Stock Holdings

Chevron Corp.	3.3%
U.S. Bancorp	2.1
Wells Fargo & Co.	1.9
Jupiter Telecommunications Co. Ltd.	1.8
Medtronic, Inc.	1.6
Goldman Sachs Group, Inc. (The)	1.6
Exxon Mobil Corp.	1.5
Pfizer, Inc.	1.5
Gilead Sciences, Inc.	1.5
Public Service Enterprise Group, Inc.	1.4
Fund holdings and allocations are subject to change.
Percentages are as of December 30, 2011, and are based on net assets.

1.	Effective November 2011.

2.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

3.	These Expense Ratios include the applicable indirect expenses attributable to the Fund’s investments in other investment companies.

2 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund produced a total return of 0.23% for the reporting period ended December 30, 2011.4 In comparison, the S&P 500 Index returned 2.11% and the BofA Merrill Lynch Corporate and Government Master Index returned 8.61%. Fixed-income investments generally performed much better relative to equities during this volatile reporting period. As such, the Fund’s equity component experienced declines and the fixed-income component produced positive results, resulting in a muted return for the Fund overall.
Economic and Market Overview
The first half of the reporting period was generally characterized by resilience among investors who looked forward to improved credit conditions in a recovering global economy. Even the wave of political unrest in the Middle East in early 2011, which led to sharply higher energy prices, had only a temporary dampening effect on most financial markets. Likewise, markets recovered relatively quickly after a devastating natural disaster and subsequent nuclear energy crisis hit Japan in March, disrupting global industrial supply chains. During this time, equities and higher-yielding fixed income securities generally performed well.
     Investor sentiment began to deteriorate in late April, when U.S. economic data proved disappointing, and a contentious U.S. fiscal policy debate intensified. These concerns reached a tipping point in early August, when the credit rating company Standard & Poor’s downgraded the sovereign debt of the U.S., a decision that the two other major credit rating firms opted not to follow.
     Meanwhile, international uncertainty worsened with the high likelihood that Greece was headed for default on its debt and other members of the European Union continued to struggle with heavy debt burdens, leading to worries over the health of the European banking system. Inflationary pressures mounted in China and other emerging markets, where investors grew concerned that remedial measures, including higher local interest rates, might derail these major engines of global growth. Financial markets also grew concerned that new recessions in the developed markets could mean a slowdown in growth in export dependent emerging economies. Some emerging market countries, such as Brazil and Australia, saw their GDP growth stall after a prolonged period of solid increases.
     These events triggered a flight to quality that boosted traditional safe havens but hurt areas of the market that historically have been considered riskier. Fixed-income investments in emerging markets generally underperformed their developed markets counterparts as a result of shifting investor sentiment. In the United States, long-term U.S. Treasury securities continued to rally even after the credit-rating downgrade, but high yield corporate bonds gave back earlier gains, despite generally healthy balance sheets and limited needs for near term refinancing. Market turbulence throughout the world was particularly severe over the third quarter of 2011 with most global risk markets experiencing sharp declines.
     In the fourth quarter, risk markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved.
Equity Component
During the period, the Fund’s equity component experienced declines and underperformed the S&P 500 Index. The equity component underperformed primarily due to a steep sell-off in global equity markets over the third quarter of 2011. The Fund’s holdings, particularly in the financials, information technology and industrials sectors, suffered during this time. The equity component received better results from its investments in the energy and consumer staples sectors.
     In terms of individual Fund holdings, the most significant detractor from performance this period was video game company THQ, Inc. Shares of THQ declined over the first half of the period after reviews for its Homefront game came

4.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.

3 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
in weaker than expected. The company experienced further weakness over the second half of the year during which it lowered its revenue outlook for its fiscal third quarter. We exited our position in the stock by period end. Financial holdings JPMorgan Chase & Co. and MetLife, Inc. also hurt the Fund’s performance this period. Financial stocks generally declined this year as a weak global economy and banks’ exposure to the crisis in the Eurozone worried investors.
     The equity component’s strongest contributor to performance was Take-Two Interactive Software, Inc. During the period, Take-Two generally executed its business plan well and continued to develop new intellectual property. It also benefited from Red Dead Redemption, a video game released by Rockstar Studios. We exited our position in Take-Two by period end and locked in our gains. Other holdings that benefited performance this period were energy stock Chevron Corp. and health care holding Humana, Inc. Chevron benefited from the rising price of oil over the first quarter, but its stock price also appreciated as the market rewarded its impressive drilling prowess and the highest resource replacement rate among its peers. Humana is a leading Medicare provider in the U.S. and in 2011 expanded its base of operations as well as Medicare Advantage policyholders through a series of acquisitions, including deals to acquire Antiva Health, MD Care, Arcadian Management Services, SeniorBridge and several urgent medical centers from NextCare, Inc. through its subsidiary Concentra, Inc.
Fixed-Income Component
The fixed-income component’s positive performance was driven by its investments in mortgage backed obligations, primarily residential mortgage-backed securities (RMBS). The fixed-income component’s exposure to RMBS included securities guaranteed by government-sponsored enterprises, commonly referred to as agency RMBS, as well as a smaller allocation to RMBS originated by private entities, also known as non-agency RMBS. Commercial mortgage-backed securities (CMBS) and asset backed securities (ABS) also performed well for the fixed-income component. Despite bouts of risk aversion, particularly over the volatile third quarter of 2011, mortgage backed obligations generally produced positive results for the year. The fixed-income component also benefited from an allocation to investment grade and high yield securities for the year.
     In terms of detractors from performance, the fixed-income component’s limited exposure to U.S. Treasuries hurt performance. Despite Standard & Poor’s downgrade of U.S. sovereign debt, U.S. Treasuries held up well during the year as many investors remained cautious of risk. Our underweight position in agency debt also detracted from performance this period.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4 | TOTAL RETURN PORTFOLIO

Comparing the Fund’s Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities and to the BofA Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.

5 | TOTAL RETURN PORTFOLIO

FUND PERFORMANCE DISCUSSION
Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1.	December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.

6 | TOTAL RETURN PORTFOLIO

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	July 1, 2011	December 30, 2011	December 30, 2011

	$1,000.00	$960.60	$3.94

Hypothetical (5% return before expenses)
	1,000.00	1,021.06	4.06
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 is as follows:

Expense Ratio

0.80%
The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—49.8%
Consumer Discretionary—6.0%
Automobiles—0.9%
Ford Motor Co.[1]	85,960	$924,930
Household Durables—0.7%
Mohawk Industries, Inc.[1]	12,810	766,674
Media—3.2%
Comcast Corp., Cl. A	37,730	894,578
Jupiter Telecommunications Co. Ltd.	1,766	1,789,632
Viacom, Inc., Cl. B	11,270	511,771

		3,195,981

Multiline Retail—1.2%
Target Corp.	23,270	1,191,889
Consumer Staples—3.6%
Beverages—1.3%
Coca-Cola Co. (The)	18,830	1,317,535
Food & Staples Retailing—1.3%
Wal-Mart Stores, Inc.	22,340	1,335,038
Household Products—1.0%
Church & Dwight Co., Inc.	20,930	957,757
Energy—7.2%
Energy Equipment & Services—0.4%
Nabors Industries Ltd.[1]	25,250	437,835
Oil, Gas & Consumable Fuels—6.8%
Apache Corp.	3,920	355,074
Chevron Corp.	31,170	3,316,488
Exxon Mobil Corp.	17,990	1,524,832
Penn West Petroleum Ltd.	34,070	674,586
Royal Dutch Shell plc, ADR	13,220	966,250

		6,837,230

Financials—10.7%
Capital Markets—1.6%
Goldman Sachs Group, Inc. (The)	17,410	1,574,386
Commercial Banks—5.7%
CIT Group, Inc.[1]	18,760	654,161
M&T Bank Corp.	14,090	1,075,631
U.S. Bancorp	77,450	2,095,023
Wells Fargo & Co.	70,350	1,938,846

		5,763,661

Diversified Financial Services—0.8%
JPMorgan Chase & Co.	25,760	856,520
Insurance—2.6%
ACE Ltd.	20,030	1,404,504
MetLife, Inc.	39,400	1,228,492

		2,632,996

Health Care—7.2%
Biotechnology—1.4%
Gilead Sciences, Inc.[1]	35,844	1,467,095
Health Care Equipment & Supplies—1.6%
Medtronic, Inc.	41,580	1,590,435
Health Care Providers & Services—2.7%
Humana, Inc.	14,230	1,246,690
UnitedHealth Group, Inc.	16,360	829,125
WellPoint, Inc.	9,980	661,175

		2,736,990

Pharmaceuticals—1.5%
Pfizer, Inc.	70,400	1,523,456
Industrials—3.2%
Electrical Equipment—1.3%
Cooper Industries plc	24,610	1,332,632
Industrial Conglomerates—1.3%
Tyco International Ltd.	26,760	1,249,960
Trading Companies & Distributors—0.6%
AerCap Holdings NV1	52,720	595,209
Information Technology—4.4%
Communications Equipment—1.0%
Juniper Networks, Inc.[1]	50,000	1,020,500
Computers & Peripherals—0.4%
Hewlett-Packard Co.	14,420	371,459
Internet Software & Services—0.4%
VeriSign, Inc.	12,740	455,073
Semiconductors & Semiconductor Equipment—0.7%
Xilinx, Inc.	22,360	716,862
Software—1.9%
Microsoft Corp.	34,300	890,428
Oracle Corp.	39,320	1,008,558

		1,898,986

Materials—2.4%
Chemicals—1.5%
Celanese Corp., Series A	15,240	674,675
Mosaic Co. (The)	15,960	804,863

		1,479,538

Containers & Packaging—0.9%
Rock-Tenn Co., Cl. A	15,950	920,315
Telecommunication Services—1.5%
Diversified Telecommunication Services—0.5%
AT&T, Inc.	16,380	495,331
Wireless Telecommunication Services—1.0%
Vodafone Group plc, Sponsored ADR	35,700	1,000,671

8 | TOTAL RETURN PORTFOLIO

	Shares	Value

Utilities—3.6%
Electric Utilities—1.8%
American Electric Power Co., Inc.	11,900	$491,589
Edison International, Inc.	32,200	1,333,080

		1,824,669

Energy Traders—0.4%
GenOn Energy, Inc.[1]	149,730	390,795
Multi-Utilities—1.4%
Public Service Enterprise Group, Inc.	43,030	1,420,420

Total Common Stocks (Cost $49,867,325)		50,282,828

	Principal
	Amount

Asset-Backed Securities—4.2%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[2]	$60,000	59,865
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	55,000	55,065
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/15[2]	95,000	96,597
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	115,000	114,693
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	27,605	27,758
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	17,785	17,783
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	30,000	30,385
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	35,000	35,152
Series 2011-2, Cl. D, 4%, 5/8/17	60,000	59,919
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	165,000	164,753
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables Nts., Series 2011-5, Cl. D, 4.72%, 12/8/17	100,000	102,309
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	8,185	8,188
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.254%, 5/25/34[3]	141,560	$119,329
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	45,000	45,097
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	23,086	24,211
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	73,008
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/18[2]	225,000	245,940
Series 2009-A17, Cl. A17, 4.90%, 11/15/18[2]	175,000	190,477
Series 2009-A8, Cl. A8, 2.378%, 5/16/16[2,3]	155,000	155,966
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.078%, 1/20/41[3]	115,000	115,139
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.034%, 2/25/33[3]	3,568	3,427
Series 2005-16, Cl. 2AF2, 5.377%, 5/1/36[3]	247,369	190,043
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	100,000	101,355
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[2]	49,260	49,501
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	140,000	140,268
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[2]	35,000	34,884
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[4]	98,000	97,805
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	76,162	75,811
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.828%, 9/15/14[3]	110,000	110,849
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.928%, 12/15/14[2,3]	115,000	116,262
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	125,000	126,736

9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.828%, 10/20/14[2,3]	$115,000	$116,015
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/23[2]	110,000	109,992
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[2]	175,000	177,046
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.628%, 3/15/16[3]	120,000	120,338
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	105,000	105,270
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.428%, 1/15/15[2,3]	110,000	110,840
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[2]	85,000	84,848
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	41,234	41,232
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	115,000	115,007
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/13[2]	55,194	55,242
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	115,000	114,766
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	106,840	105,905
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[2]	86,952	85,648
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	105,000	105,171
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[2]	50,000	49,951

Total Asset-Backed Securities (Cost $4,352,939)		4,285,846

Mortgage-Backed Obligations—27.1%
Government Agency—23.1%
FHLMC/FNMA/FHLB/Sponsored—22.5%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	157,873	168,403
4.50%, 1/1/42[5]	780,000	826,678
5%, 12/15/34	11,625	12,517
5.50%, 9/1/39	307,304	334,107
6.50%, 4/15/18-4/1/34	105,574	118,426
7%, 10/1/31	82,644	95,982
8%, 4/1/16	35,401	38,369
9%, 8/1/22-5/1/25	14,232	16,412
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.49%, 3/25/36[3]	91,664	128,004
Series 2461, Cl. PZ, 6.50%, 6/15/32	183,481	208,254
Series 2500, Cl. FD, 0.778%, 3/15/32[3]	24,046	24,164
Series 2526, Cl. FE, 0.678%, 6/15/29[3]	31,816	31,928
Series 2551, Cl. FD, 0.678%, 1/15/33[3]	21,458	21,522
Series 2663, Cl. BA, 4%, 8/1/16	25,865	25,922
Series 2686, Cl. CD, 4.50%, 2/1/17	1,558	1,557
Series 3019, Cl. MD, 4.75%, 1/1/31	29,685	29,838
Series 3025, Cl. SJ, 23.73%, 8/15/35[3]	16,169	23,122
Series 3094, Cl. HS, 23.363%, 6/15/34[3]	51,084	69,165
Series 3242, Cl. QA, 5.50%, 3/1/30	29,030	29,156
Series 3822, Cl. JA, 5%, 6/1/40	192,669	208,650
Series 3848, Cl. WL, 4%, 4/1/40	139,625	147,583
Series R001, Cl. AE, 4.375%, 4/1/15	2,162	2,162
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.226%, 4/1/27[6]	76,632	12,505
Series 192, Cl. IO, 13.427%, 2/1/28[6]	20,693	3,957
Series 2130, Cl. SC, 50.333%, 3/15/29[6]	60,576	12,349
Series 243, Cl. 6, 0.377%, 12/15/32[6]	61,011	11,082
Series 2527, Cl. SG, 10.321%, 2/15/32[6]	2,065	22
Series 2531, Cl. ST, 56.618%, 2/15/30[6]	6,239	192
Series 2796, Cl. SD, 62.144%, 7/15/26[6]	90,570	17,786
Series 2802, Cl. AS, 60.971%, 4/15/33[6]	51,960	3,724
Series 2920, Cl. S, 63.682%, 1/15/35[6]	378,768	64,194
Series 3110, Cl. SL, 99.999%, 2/15/26[6]	54,389	6,971
Series 3451, Cl. SB, 20.751%, 5/15/38[6]	517,965	61,740
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.821%, 6/1/26[7]	20,847	19,097
Federal National Mortgage Assn.:
3.50%, 1/1/27[5]	1,225,000	1,281,273
4%, 1/1/42[5]	2,095,000	2,201,387
4.50%, 1/1/27-1/1/42[5]	3,547,000	3,776,598
5%, 1/1/42[5]	2,760,000	2,982,094
5.50%, 1/1/27-1/1/42[5]	1,499,000	1,631,830
6%, 11/25/17-3/1/37	418,405	459,013
6%, 1/1/42[5]	1,000,000	1,101,250
6.50%, 5/25/17-10/25/19	229,251	250,603
6.50%, 1/1/42[5]	499,000	555,294
7%, 10/25/35	18,922	21,619
8.50%, 7/1/32	3,152	3,854

10 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., 15 yr.:
3%, 1/1/27[5]	$2,280,000	$2,355,169
4%, 1/1/27[5]	115,000	121,307
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	54,697	61,573
Trust 2003-130, Cl. CS, 13.513%, 12/25/33[3]	42,689	49,558
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	737,095
Trust 2004-101, Cl. BG, 5%, 1/25/20	326,057	349,259
Trust 2004-9, Cl. AB, 4%, 7/1/17	54,523	55,002
Trust 2005-12, Cl. JC, 5%, 6/1/28	27,028	27,105
Trust 2005-22, Cl. EC, 5%, 10/1/28	18,021	18,055
Trust 2005-30, Cl. CU, 5%, 4/1/29	20,023	20,135
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	304,167
Trust 2006-46, Cl. SW, 23.123%, 6/25/36[3]	69,120	96,509
Trust 2006-50, Cl. KS, 23.124%, 6/25/36[3]	49,542	69,129
Trust 2007-42, Cl. A, 6%, 2/1/33	168,639	176,745
Trust 2009-36, Cl. FA, 1.234%, 6/25/37[3]	174,419	176,597
Trust 2011-15, Cl. DA, 4%, 3/1/41	89,607	94,849
Trust 2011-3, Cl. KA, 5%, 4/1/40	137,035	148,515
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 36.947%, 11/25/31[6]	151,986	27,544
Trust 2001-81, Cl. S, 31.823%, 1/25/32[6]	38,164	7,547
Trust 2002-47, Cl. NS, 34.496%, 4/25/32[6]	98,822	18,863
Trust 2002-51, Cl. S, 34.75%, 8/25/32[6]	90,742	17,323
Trust 2002-52, Cl. SD, 41.24%, 9/25/32[6]	116,437	23,287
Trust 2002-77, Cl. SH, 41.717%, 12/18/32[6]	51,779	10,121
Trust 2002-84, Cl. SA, 40.33%, 12/25/32[6]	141,467	24,450
Trust 2003-33, Cl. SP, 40.27%, 5/25/33[6]	159,728	26,061
Trust 2003-4, Cl. S, 36.563%, 2/25/33[6]	91,758	16,127
Trust 2003-89, Cl. XS, 40.735%, 11/25/32[6]	14,820	745
Trust 2004-54, Cl. DS, 51.343%, 11/25/30[6]	93,650	17,593
Trust 2004-56, Cl. SE, 16.111%, 10/25/33[6]	88,670	12,452
Trust 2005-40, Cl. SA, 60.45%, 5/25/35[6]	208,785	37,179
Trust 2005-71, Cl. SA, 61.197%, 8/25/25[6]	240,150	33,670
Trust 2005-93, Cl. SI, 18.704%, 10/25/35[6]	111,868	16,511
Trust 2006-129, Cl. SM, 28.813%, 1/25/37[6]	430,135	61,627
Trust 2008-55, Cl. SA, 25.433%, 7/25/38[6]	274,486	30,469
Trust 2008-67, Cl. KS, 48.433%, 8/25/34[6]	184,515	13,448
Trust 222, Cl. 2, 25.073%, 6/1/23[6]	164,360	30,934
Trust 252, Cl. 2, 36.675%, 11/1/23[6]	140,553	25,828
Trust 319, Cl. 2, 6.073%, 2/1/32[6]	34,942	6,325
Trust 320, Cl. 2, 11.724%, 4/1/32[6]	30,819	5,379
Trust 321, Cl. 2, 1.47%, 4/1/32[6]	374,769	67,753
Trust 331, Cl. 9, 13.163%, 2/1/33[6]	107,940	21,224
Trust 334, Cl. 17, 20.772%, 2/1/33[6]	71,306	15,730
Trust 339, Cl. 12, 2.516%, 7/1/33[6]	104,774	19,994
Trust 339, Cl. 7, 4.929%, 7/1/33[6]	288,863	41,184
Trust 343, Cl. 13, 10.169%, 9/1/33[6]	100,844	18,759
Trust 345, Cl. 9, 0%, 1/1/34[6,8]	133,807	17,316
Trust 351, Cl. 10, 0.79%, 4/1/34[6]	13,778	2,010
Trust 351, Cl. 8, 1.45%, 4/1/34[6]	47,243	6,964
Trust 356, Cl. 10, 1.267%, 6/1/35[6]	38,875	5,665
Trust 356, Cl. 12, 1.975%, 2/1/35[6]	23,093	3,366
Trust 362, Cl. 13, 3.439%, 8/1/35[6]	114,126	18,303
Trust 364, Cl. 16, 0.173%, 9/1/35[6]	101,337	16,914
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.29%, 9/25/23[7]	55,768	50,469

		22,670,258

GNMA/Guaranteed—0.4%
Government National Mortgage Assn.:
7%, 1/30/24	75,147	87,047
7.50%, 1/30/23-6/30/24	74,042	83,962
8%, 5/30/17	24,600	27,312
8.50%, 8/1/17-12/15/17	19,300	21,790
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 91.414%, 1/16/27[6]	108,842	21,435
Series 2002-15, Cl. SM, 82.482%, 2/16/32[6]	125,400	23,276
Series 2002-76, Cl. SY, 83.146%, 12/16/26[6]	272,168	55,064
Series 2004-11, Cl. SM, 73.937%, 1/17/30[6]	100,051	22,803
Series 2007-17, Cl. AI, 21.009%, 4/16/37[6]	339,038	63,590

		406,279

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.834%, 12/8/20[3]	210,518	211,373
Non-Agency—4.0%
Commercial—3.2%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	160,000	174,495
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.622%, 6/1/49[3]	90,000	96,888
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]	31,363	31,291
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.072%, 12/1/49[3]	160,000	178,444
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	135,000	143,737
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	102,372	56,080
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[2]	136,765	140,811

11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.858%, 9/1/20[2,6]	$1,072,068	$80,572
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	106,458	103,862
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	95,158	62,428
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.857%, 11/1/37[3]	69,236	42,262
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	230,000	249,153
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	115,000	108,439
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	86,830	88,786
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	134,558	124,148
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.834%, 5/25/35[3]	123,339	83,984
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	102,362	102,810
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[2]	165,000	171,758
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]	50,110	50,591
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	165,000	170,495
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	20,000	21,705
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	205,000	225,475
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	203,824	209,224
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/49[3]	115,000	108,733
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	40,000	43,536
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	120,000	132,172
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/43[2]	83,791	86,974
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.719%, 2/1/35[3]	67,325	59,363
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.82%, 3/1/44[6]	1,309,891	116,356

		3,264,572

Multifamily—0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/36[3]	226,883	181,426
Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	145,000	157,542
Residential—0.5%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.866%, 6/1/34[3]	128,623	113,717
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	110,164	86,500
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	54,608	56,669
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/34[3]	107,311	102,294
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	107,303	103,212

		462,392

Total Mortgage-Backed Obligations (Cost $26,567,738)		27,353,842

12 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

U.S. Government Obligations—0.7%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	$40,000	$41,659
2.50%, 5/27/16	60,000	63,638
5%, 2/16/17	65,000	76,846
5.25%, 4/18/16	105,000	123,862
5.50%, 7/18/16	65,000	77,624
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16	110,000	116,387
4.875%, 12/15/16	47,000	55,447
5%, 3/15/16	70,000	81,683
5.375%, 6/12/17	46,000	55,672

Total U.S. Government Obligations (Cost $655,958)		692,818

Non-Convertible Corporate Bonds and Notes—18.0%
Consumer Discretionary—3.0%
Automobiles—0.3%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/14[2]	74,000	73,657
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	43,000	60,201
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	115,000	120,030

		253,888

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	110,000	118,800
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	171,000	183,299
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	122,000	137,283

		320,582

Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	98,000	100,695
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	107,000	112,241
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	44,000	45,744
8% Sr. Unsec. Nts., 5/1/12	85,000	86,906

		345,586

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	110,000	115,620
Media—1.2%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	67,000	95,612
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	25,000	31,131
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	92,000	101,660
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	87,000	100,484
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	99,000	107,168
Historic TW, Inc., 9.125% Debs., 1/15/13	37,000	39,907
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	40,000	42,700
10% Sr. Unsec. Nts., 7/15/17	126,000	144,585
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	102,000	114,750
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	64,000	73,894
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	59,000	77,438
Time Warner, Inc., 4% Sr. Unsec.
Unsub. Nts., 1/15/22	99,000	102,284
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	63,000	66,843
6.50% Sr. Sec. Nts., 1/15/18	135,000	144,113

		1,242,569

Multiline Retail—0.3%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	62,000	63,900
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	164,000	174,571
Target Corp., 7% Bonds, 1/15/38	23,000	32,204

		270,675

Specialty Retail—0.3%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	98,000	104,370
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	115,000	116,438
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19[2]	105,000	110,250

		331,058

Consumer Staples—1.2%
Beverages—0.2%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	54,000	70,018
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	27,000	29,545

13 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Beverages Continued
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/22[2]	$104,000	$109,125

		208,688

Food & Staples Retailing—0.2%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	39,000	47,542
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	31,000	31,878
Kroger Co. (The), 5% Sr. Nts., 4/15/13	97,000	101,518

		180,938

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	45,000	47,229
8.50% Sr. Unsec. Nts., 6/15/19	50,000	60,932
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13	99,000	104,337
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	59,000	76,891
TreeHouse Foods, Inc., 7.75%
Sr. Unsec. Nts., 3/1/18	113,000	122,605

		411,994

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/21[2]	113,000	119,101
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	85,000	132,463
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	72,000	75,796
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	105,000	112,664

		320,923

Energy—2.4%
Energy Equipment & Services—0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	115,000	119,940
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	139,000	155,435
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21[2]	50,000	51,250
6.625% Sr. Unsec. Nts., 11/15/20	48,000	49,320
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	119,000	125,225
Weatherford International Ltd.
Bermuda, 5.125% Sr. Unsec.
Unsub. Nts., 9/15/20	117,000	121,754

		622,924

Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	70,000	78,033
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/21[2]	75,000	77,433
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	98,000	102,900
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/13[2]	105,000	111,445
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	105,000	112,350
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	158,000	174,870
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	84,000	82,410
EQT Corp., 4.875% Sr. Unsec. Unsub. Nts., 11/15/21	64,000	64,705
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	183,000	192,964
Marathon Petroleum Corp., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	54,000	56,495
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	96,000	103,200
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	118,000	125,185
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	102,000	114,240
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	60,000	64,500
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	188,000	185,950
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	104,000	104,678
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/21[2]	80,000	81,809

		1,833,167

Financials—5.5%
Capital Markets—1.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	195,000	206,581
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	108,000	91,532
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	160,000	156,318
6.25% Sr. Nts., 2/1/41	101,000	99,241
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	152,000	140,325

14 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Capital Markets Continued
Morgan Stanley, 5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	$345,000	$333,312
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	107,000	104,534
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	117,000	118,493
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	45,000	44,622

		1,294,958

Commercial Banks—1.0%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	124,000	126,175
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	208,000	204,880
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	250,000	208,750
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	84,000	70,376
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	71,000	74,017
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	110,000	112,704
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	78,000	83,948
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	146,000	154,916

		1,035,766

Consumer Finance—0.5%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	106,000	110,842
American Express Credit Corp., 2.80% Sr. Unsec. Unsub. Nts., 9/19/16	103,000	103,641
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	100,000	103,069
SLM Corp., 6.25% Sr. Nts., 1/25/16	150,000	146,026

		463,578

Diversified Financial Services—0.9%
Bank of America Corp., 3.75% Sr. Unsec. Unsub. Nts., 7/12/16	115,000	106,611
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	327,000	349,502
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67[3,4]	147,000	104,738
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	50,000	44,230
JPMorgan Chase & Co.:
5.40% Sr. Unsec. Nts., 1/6/42	30,000	31,364
7.90% Perpetual Bonds, Series 1[9]	183,000	195,496
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	95,000	90,379

		922,320

Insurance—1.5%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	29,000	34,759
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	93,000	95,039
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	55,000	56,575
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[2]	105,000	107,331
Hartford Financial Services Group, Inc. (The), 6.625% Sr. Unsec. Unsub. Nts., 3/30/40	68,000	67,587
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	109,000	101,216
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/21[2]	164,000	160,943
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	222,000	186,480
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	189,000	202,550
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,9]	218,000	186,393
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	71,000	73,207
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	116,000	117,949
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,4]	122,000	110,410

		1,500,439

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	57,000	57,368
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	26,000	26,000
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	106,000	110,902
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	43,000	43,032
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[2]	108,000	110,677

		347,979

15 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Health Care—0.3%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	$70,000	$77,177
Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	59,000	75,552
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	70,000	75,627

		151,179

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	120,000	124,050
Industrials—1.3%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	110,000	113,300
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	100,000	110,000

		223,300

Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	109,000	118,810
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	100,000	100,625

		219,435
Industrial Conglomerates—0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	105,000	106,285
4.65% Sr. Unsec. Nts., 10/17/21	99,000	103,486
5.25% Sr. Unsec. Nts., 10/19/12	15,000	15,528
6.375% Unsec. Sub. Bonds, 11/15/67	205,000	202,438

		427,737

Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[2]	105,000	108,675
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	47,000	50,248
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]	94,000	101,990

		260,913

Professional Services—0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	17,000	17,638
Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	30,000	34,044
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	90,000	99,450

		133,494

Information Technology—0.8%
Communications Equipment—0.1%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	34,000	38,516
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	45,000	49,302

		87,818

Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.35% Sr. Unsec. Unsub. Nts., 3/15/15	106,000	105,584
4.65% Sr. Unsec. Nts., 12/9/21	82,000	86,655

		192,239

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	210,000	210,495
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	107,000	112,377
Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	76,000	87,731
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	127,000	127,887
Materials—1.3%
Chemicals—0.5%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	48,000	59,644
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	182,000	187,447
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	100,000	112,000
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	68,000	83,188

		442,279

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	87,000	91,847
Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	160,000	170,180
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	151,000	166,855
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	106,000	110,055
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	7,000	7,629

16 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Metals & Mining Continued
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$60,000	$65,216
6% Sr. Unsec. Unsub. Nts., 10/15/15	87,000	93,809
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	28,000	28,848

		642,592

Paper & Forest Products—0.1%
International Paper Co., 4.75% Sr. Unsec. Unsub. Nts., 2/15/22	84,000	89,429
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	116,000	142,657
British Telecommunications plc, 9.875% Bonds, 12/15/30	67,000	94,539
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	39,000	38,322
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	110,000	113,025
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	108,000	120,245
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	65,000	82,651
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	94,000	102,225

		693,664

Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	170,000	170,414
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	25,000	25,080
7% Sr. Unsec. Nts., 10/15/17	78,000	88,211

		283,705

Utilities—1.2%
Electric Utilities—1.0%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[2]	99,000	100,797
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	76,000	78,327
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	66,000	74,021
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	115,000	116,696
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	59,000	63,621
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	110,000	111,566
Oncor Electric Delivery Co., 7% Debs., 9/1/22	96,000	123,169
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[2]	156,000	163,830
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[2]	115,000	150,995

		983,022

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	104,000	111,390
Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	96,000	101,259
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41	26,000	26,639

		127,898

Total Non-Convertible Corporate Bonds and Notes (Cost $17,816,794)		18,180,849

	Shares

Investment Company—15.5%
Oppenheimer Institutional Money
Market Fund, Cl. E, 0.20%[10,11] (Cost $15,675,118)	15,675,118	15,675,118
Total Investments, at Value (Cost $114,935,872)	115.3%	116,471,301
Liabilities in Excess of Other Assets	(15.3)	(15,469,507)

Net Assets	100.0%	$101,001,794

17 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,588,956 or 5.53% of the Fund’s net assets as of December 30, 2011.

3.	Represents the current interest rate for a variable or increasing rate security.

4.	Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $469,449, which represents 0.46% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

DT Auto Owner Trust 2011-3A, Automobile Receivable Nts.,
Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$97,992	$97,805	$(187)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	122,783	104,738	(18,045)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	49,483	50,591	1,108
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A,
Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	106,968	105,905	(1,063)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	123,010	110,410	(12,600)

		$500,236	$469,449	$(30,787)

5.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,296,283 or 1.28% of the Fund’s net assets as of December 30, 2011.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $69,566 or 0.07% of the Fund’s net assets as of December 30, 2011.

8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	17,175,856	50,534,844	52,035,582	15,675,118

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$15,675,118	$32,755

11. Rate shown is the 7-day yield as of December 30, 2011.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
18 | TOTAL RETURN PORTFOLIO

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,079,474	$—	$—	$6,079,474
Consumer Staples	3,610,330	—	—	3,610,330
Energy	7,275,065	—	—	7,275,065
Financials	10,827,563	—	—	10,827,563
Health Care	7,317,976	—	—	7,317,976
Industrials	3,177,801	—	—	3,177,801
Information Technology	4,462,880	—	—	4,462,880
Materials	2,399,853	—	—	2,399,853
Telecommunication Services	1,496,002	—	—	1,496,002
Utilities	3,635,884	—	—	3,635,884
Asset-Backed Securities	—	4,285,846	—	4,285,846
Mortgage-Backed Obligations	—	27,353,842	—	27,353,842
U.S. Government Obligations	—	692,818	—	692,818
Non-Convertible Corporate Bonds and Notes	—	18,180,849	—	18,180,849
Investment Company	15,675,118	—	—	15,675,118

Total Investments, at Value	65,957,946	50,513,355	—	116,471,301
Other Financial Instruments:
Futures margins	8,435	—	—	8,435
Foreign currency exchange contracts	—	114	—	114

Total Assets	$65,966,381	$50,513,469	$—	$116,479,850

Liabilities Table
Other Financial Instruments:
Futures margins	$(5,489)	$—	$—	$(5,489)
Foreign currency exchange contracts	—	(4,775)	—	(4,775)

Total Liabilities	$(5,489)	$(4,775)	$—	$(10,264)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman
Japanese Yen (JPY)	Sell	20,008 JPY	1/6/12	$259,944	$114	$—

Bank of America
Japanese Yen (JPY)	Sell	33,665 JPY	1/4/12-1/5/12	437,415	—	4,775

					$114	$4,775

19 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	6	3/21/12	$868,875	$7,807
U.S. Treasury Nts., 2 yr.	Sell	26	3/30/12	5,734,219	(1,175)
U.S. Treasury Nts., 5 yr.	Sell	16	3/30/12	1,972,125	(7,834)
U.S. Treasury Nts., 10 yr.	Sell	1	3/21/12	131,125	(1,759)
U.S. Treasury Ultra Bonds	Buy	13	3/21/12	2,082,438	13,236

					$10,275

See accompanying Notes to Financial Statements.
20 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $99,260,754)	$100,796,183

Affiliated companies (cost $15,675,118)	15,675,118
116,471,301
Cash	12,614
Cash used for collateral on futures	118,050
Unrealized appreciation on foreign currency exchange contracts	114
Receivables and other assets:
Investments sold (including $411,797 sold on a when-issued or delayed delivery basis)	1,109,126
Interest, dividends and principal paydowns	442,848
Shares of capital stock sold	16,773
Futures margins	8,435
Other	41,224

Total assets	118,220,485
Liabilities
Unrealized depreciation on foreign currency exchange contracts	4,775
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	17,131,323
Shareholder communications	12,805
Shares of capital stock redeemed	11,817
Directors’ compensation	9,559
Transfer and shareholder servicing agent fees	8,617
Futures margins	5,489
Other	34,306

Total liabilities	17,218,691
Net Assets	$101,001,794

Composition of Net Assets
Par value of shares of capital stock	$82,852
Additional paid-in capital	144,699,832
Accumulated net investment income	1,819,427
Accumulated net realized loss on investments and foreign currency transactions	(47,144,796)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,544,479

Net Assets—applicable to 82,852,109 shares of capital stock outstanding	$101,001,794

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.22

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
21 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$1,675,164
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $24,283)	901,465
Affiliated companies	32,755

Total investment income	2,609,384

Expenses
Management fees	686,780
Transfer and shareholder servicing agent fees	109,884
Legal, auditing and other professional fees	36,998
Shareholder communications	28,972
Custodian fees and expenses	17,295
Accounting service fees	15,000
Directors’ compensation	12,430
Administration service fees	1,500
Other	8,605

Total expenses	917,464
Less waivers and reimbursements of expenses	(38,703)

Net expenses	878,761

Net Investment Income	1,730,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(870,398)
Closing and expiration of futures contracts	639,044
Foreign currency transactions	88,109

Net realized loss	(143,245)
Net change in unrealized appreciation/depreciation on:
Investments	(860,922)
Translation of assets and liabilities denominated in foreign currencies	(116,740)
Futures contracts	(5,186)

Net change in unrealized appreciation/depreciation	(982,848)
Net Increase in Net Assets Resulting from Operations	$604,530

1.	December 30, 2011 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
22 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$1,730,623	$2,928,622
Net realized gain (loss)	(143,245)	17,324,536
Net change in unrealized appreciation/depreciation	(982,848)	(2,933,812)

Net increase in net assets resulting from operations	604,530	17,319,346

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(3,081,896)	(1,974,658)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(12,019,714)	(12,312,911)

Net Assets
Total increase (decrease)	(14,497,080)	3,031,777
Beginning of period	115,498,874	112,467,097

End of period (including accumulated net investment income of $1,819,427 and $3,057,913, respectively)	$101,001,794	$115,498,874

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
23 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.25	$1.09	$0.91	$1.53	$1.49

Income (loss) from investment operations:
Net investment income[2]	.02	.03	.03	.05	.04
Net realized and unrealized gain (loss)	(.02)	.15	.15	(.63)	.04

Total from investment operations	—	.18	.18	(.58)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.02)	—	(.04)	(.04)

Net asset value, end of period	$1.22	$1.25	$1.09	$0.91	$1.53

Total Return, at Net Asset Value[3]	0.23%	16.70%	19.78%	(38.65)%	5.82%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$101	$115	$112	$110	$216

Average net assets (in millions)	$110	$113	$103	$170	$231

Ratios to average net assets:[4]
Net investment income	1.58%	2.59%	3.67%	3.82%	2.84%
Total expenses[5]	0.84%	0.83%	0.79%	0.68%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.78%	0.70%	0.68%	0.68%

Portfolio turnover rate[6]	98%	181%	144%	121%	107%

1.	December 30, 2011 represents the last business day of the Fund’s respective 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.86%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.79%
Year Ended December 31, 2008	0.68%
Year Ended December 31, 2007	0.68%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$216,775,123	$217,461,939
Year Ended December 31, 2010	$185,632,885	$184,250,091
Year Ended December 31, 2009	$220,453,679	$226,017,815
Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
See accompanying Notes to Financial Statements.
24 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Total Return Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring
25 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$17,131,323
Sold securities	411,797
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
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Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$1,824,214	$—	$47,115,288	$1,519,743

1.	As of December 30, 2011, the Fund had $45,730,492 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Expiring

2016	$12,872,283
2017	32,858,209
Total	$45,730,492
2.	As of December 30, 2011, the Fund had $1,384,796 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $1,106,135 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $15,703,539 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$112,787	$112,787
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$3,081,896	$1,974,658
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$114,955,110
Federal tax cost of other investments	(5,323,573)

Total federal tax cost	$109,631,537

Gross unrealized appreciation	$3,516,485
Gross unrealized depreciation	(1,996,742)

Net unrealized appreciation	$1,519,743

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
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Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Sold	1,446,145	$1,784,597	2,280,073	$2,603,517
Dividends and/or distributions reinvested	2,445,949	3,081,896	1,778,971	1,974,658
Redeemed	(13,569,942)	(16,886,207)	(14,703,659)	(16,891,086)

Net decrease	(9,677,848)	$(12,019,714)	(10,644,615)	$(12,312,911)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$85,393,339	$94,646,009
U.S. government and government agency obligations	390,824	406,151
To Be Announced (TBA) mortgage-related securities	216,775,123	217,461,939
29 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $111,091 to OFS for services to the Fund.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $20,395.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $18,308 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
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Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

31 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of Assets			Statement of Assets
Accounted for as	and Liabilities			and Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$8,435	*	Futures margins	$5,489	*

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	114		Unrealized depreciation on foreign currency exchange contracts	4,775

Total		$8,549			$10,264

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not	Closing and
Accounted for as	expiration of	Foreign currency
Hedging Instruments	futures contracts	transactions	Total

Foreign exchange contracts	$—	$(3,152)	$(3,152)
Interest rate contracts	639,044	—	639,044

Total	$639,044	$(3,152)	$635,892

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation of assets
Derivatives Not		and liabilities
Accounted for as		denominated in
Hedging Instruments	Futures contracts	foreign currencies	Total

Foreign exchange contracts	$—	$(4,661)	$(4,661)
Interest rate contracts	(5,186)	—	(5,186)

Total	$(5,186)	$(4,661)	$(9,847)

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $37,713 and $68,740, respectively.

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     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
     A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. During the year ended December 30, 2011, the Fund had an ending monthly average market value of $3,710,971 and $6,984,590 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and

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NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is

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premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the financial statements were issued. This evaluation determined that the following subsequent event warranted disclosure:
     The Board of Directors of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Accounts Funds. The Board unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Fund and Balanced Fund/VA, whereby Balanced Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Balanced Fund/VA (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive Non-Service shares of Balanced Fund/VA equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Balanced Fund/VA to be received by shareholders of the Fund will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Fund and Balanced Fund/VA and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve.
     If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about April 27, 2012.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (a separate series of Panorama Series Fund, Inc.), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Total Return Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012

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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      Dividends, if any, paid by the Fund during the fiscal year ended December 30, 2011 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 33.50% to arrive at the amount eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions. Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Mitch Williams, Krishna Memani, and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other mixed-asset target allocation growth funds underlying variable insurance products. The Board considered that the Portfolio outperformed its performance universe for the one-year Lipper period, although it underperformed its performance universe median

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during the three-, five-, and ten-year Lipper periods. The Board also considered a change in management team in April 2009 and in December 2010.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA Funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Portfolio’s actual management fees and total expenses were lower than the expense group median. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. This voluntary expense limitation may not be amended or withdrawn until one year after the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2002) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1997) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:
Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Director (since 2008) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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DIRECTORS AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Director (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2002) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004- 2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Williams, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Age: 51	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Age: 46	Vice President of the Manager (since August 2007), a Chartered Financial Analyst and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P.

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Peter A. Strzalkowski, Continued	(June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Mitch Williams, Vice President (since 2011) Age: 43	Vice President of the Manager (since July 2006); a Chartered Financial Analyst and a Senior Research Analyst of the Manager (since April 2002). Prior to joining the manager, Vice President and Research Analyst for Evergreen Funds (October 2000-January 2002). A portfolio manager and officer of 6 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005- December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

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DIRECTORS AND OFFICERS Unaudited / Continued

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.988.8287.

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TOTAL RETURN PORTFOLIO
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG Llp

Counsel	K&L Gates Llp

Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

December 31, 2011
Oppenheimer
International Growth
Annual Report
Fund/VA
A Series of Panorama Series Fund, Inc.
A N N UA L R E P O RT
Listing of Top Holdings Fund Performance Discussion Financial Statements
1234

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
Portfolio Manager: George R. Evans, CFA
Average Annual Total Returns
For the Periods Ended 12/30/111

	1-Year	5-Year	10-Year

Non-Service Shares	–7.16%	–0.85%	6.10%
Service Shares	–7.61%	–1.08%	6.12%
Expense Ratios
For the Period Ended 12/30/111

	Gross	Net
	Expense	Expense
	Ratios	Ratios

Non-Service Shares	1.09%	1.00%
Service Shares	1.34	1.25
The performance data quoted represents past performance, which does not guarantee future results.
The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance and expense ratios may be lower or higher than the data quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account. The net expense ratios take into account voluntary fee waivers and/or expense reimbursements, without which performance would have been less. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
Regional Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on the total market value of investments.

Top Ten Common Stock Holdings
BT Group plc	2.6%
Experian plc	2.4
SAP AG	2.3
Nidec Corp.	2.1
Telefonaktiebolaget LM Ericsson, B Shares	2.0
Aalberts Industries NV	1.9
Bunzl plc	1.8
Roche Holding AG	1.7
BG Group plc	1.7
Industria de Diseno Textil SA	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of December 30, 2011, and are based on net assets.
2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Management’s Discussion of Fund Performance. The Fund’s Non-Service shares declined by 7.16% for the one-year reporting period ended December 30, 2011.1 On a relative basis, the Fund outperformed the MSCI EAFE Index (the “Index”), which declined by 12.14%. The Fund’s losses occurred over the third quarter of 2011 when global equity markets witnessed significant volatility.
Global Market and Economic Environment
The reporting period was characterized by volatile global equity markets as the European sovereign debt crisis continued to dominate financial headlines. The U.S. Federal Reserve, in a coordinated move with other central banks worldwide, reduced the cost of U.S. dollar funding for European banks. This, combined with fairly positive economic data out of the U.S., a decisive shift toward easier monetary policy in China and an interest rate cut by Brazil for the third time since August, stimulated large gains in Eurozone bond markets. Yields fell in almost every country in the Eurozone and global equity markets rallied into the close of the period. Though the markets closed with optimism over the fourth quarter of 2011, the European sovereign debt crisis continued to worry policy makers as Eurozone participants struggled to agree on rescue measures.
     Meanwhile, though the U.S. economy seemed to be in better shape, its outlook was threatened by risks associated with the Eurozone crisis, worrisome budget deficits and ambiguity surrounding government policy. Fears of slowing growth in China and a less optimistic outlook for emerging economies left investors risk averse.
Top Individual Contributors
The strongest performing holdings for the Fund included Filtrona plc, Aggreko plc and Bunzl plc. Filtrona manufactures and supplies specialty plastic and fiber products. The company had a highly successful 2011. Filtrona appointed a new CEO, announced a number of acquisitions and reported solid revenue growth. Aggreko, which is engaged in the rental of power generation and temperature control equipment, benefited from a number of events. These included a rise in energy requirements from emerging economies and a temporary power contract in Japan after the devastating earthquake and tsunami. Aggreko was also awarded with the Scottish Engineering Award, one of Scotland’s most prestigious engineering awards, for the second time. British business supplies distributor Bunzl performed particularly well over the fourth quarter of 2011 after reporting third-quarter revenue rose on a series of acquisitions and an improved operating margin.
     The Fund also benefited from holding two stocks that were involved in mergers and acquisitions during the period: Autonomy Corp. and Synthes, Inc. Autonomy Corp., which was a top holding for the majority for the reporting period, is a software company specializing in the sorting of unstructured data such as e-mail. Hewlett Packard bid for Autonomy at a 68% premium to the market price and acquired control of the company in October 2011. We closed out of our position. Synthes’ stock rose on news of a merger agreement between it and health care giant Johnson & Johnson. Johnson & Johnson announced in late April that it had agreed to buy the Swiss medical device maker for $12.3 billion. The Fund exited its position in Synthes in October 2011.
Top Individual Detractors
Among the most significant detractors from Fund performance this period were Temenos Group AG, ICAP plc, Impala Platinum Holdings Ltd. and Trevi Finanziaria Industriale SpA. Temenos Group specializes in providing software and related services to the banking sector. Banking-related stocks generally came under pressure this period, which sent Temenos’ stock lower. Electronic brokerage company ICAP’s shares did not perform well as investors remained concerned about the health of the European banking system and U.K. banks indicated their plans to curtail risk. Platinum producer Impala Platinum Holdings experienced a number of issues in the volatile environment. Impala’s losses this reporting period were the result of problems with Zimbabwe. Underground engineering specialist Trevi-Finanziaria’s shares fell primarily as a result of market concerns over the general health of the Italian economy. Trevi continued to report solid earnings.
1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
Outlook
Deleveraging, particularly among European financial companies, continues. Against that backdrop, it is our opinion that corporate growth will depend entirely upon a company’s ability to increase revenues and widen margins. As the markets come to grips with this reality, they will stop treating equities as a homogenous asset class, and re-focus on the attributes of individual companies.
     We believe the Fund is positioned to benefit from a return to fundamentals and we remain confident in our long-term, bottom-up approach to investing. We look for quality companies that we believe can take advantage of major global structural changes to grow sales and earnings. These factors have historically been key drivers of long-term stock price appreciation.
Before investing in the Fund, investors should carefully consider its investment objectives, risks, charges and expenses. The Fund’s prospectus and summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.
The Fund’s investment strategy and focus can change over time. The mention of specific Fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 30, 2011. Performance is measured over a ten-fiscal-year period for both Classes. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE® Index (Europe, Australasia, Far East), which is an unmanaged index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. Index performance includes reinvestment of income but does not reflect transaction costs, fees or expenses. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the index.
4 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Non-Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Service Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.
1. December 30, 2011 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through December 31, 2011.
5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 30, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2011	December 30, 2011	December 30, 2011

Actual
Non-Service shares	$1,000.00	$860.00	$4.68
Service shares	1,000.00	859.90	5.85

Hypothetical (5% return before expenses) Non-Service shares	1,000.00	1,020.05	5.08
Service shares	1,000.00	1,018.80	6.35
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 30, 2011 are as follows:

Class	Expense Ratios

Non-Service shares	1.00%
Service shares	1.25
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—96.1%
Consumer Discretionary—13.5%
Automobiles—0.8%
Bayerische Motoren Werke (BMW) AG	48,678	$3,260,950
Diversified Consumer Services—1.7%
Benesse Holdings, Inc.	66,425	3,214,670
Dignity plc	221,517	2,824,349
MegaStudy Co. Ltd.[1]	9,883	943,689
Zee Learn Ltd.[1]	94,200	21,109

		7,003,817

Hotels, Restaurants & Leisure—2.3%
Carnival Corp.	52,110	1,700,870
Domino’s Pizza UK & IRL plc	408,460	2,553,192
William Hill plc	1,700,271	5,354,935

		9,608,997

Household Durables—0.6%
SEB SA	34,998	2,623,609
Internet & Catalog Retail—0.2%
Yoox SpA[1]	69,745	750,556
Leisure Equipment & Products—0.3%
Nintendo Co. Ltd.	9,100	1,253,216
Media—1.3%
Grupo Televisa SA, Sponsored GDR	85,450	1,799,577
SES, FDR	92,610	2,222,808
Zee Entertainment Enterprises Ltd.	688,322	1,527,516

		5,549,901

Multiline Retail—0.6%
Pinault-Printemps-Redoute SA	17,000	2,434,543
Specialty Retail—1.9%
Hennes & Mauritz AB, Cl. B	54,099	1,739,614
Industria de Diseno Textil SA	78,662	6,442,414

		8,182,028

Textiles, Apparel & Luxury Goods—3.8%
Burberry Group plc	223,878	4,096,992
Compagnie Financiere Richemont SA, Cl. A	37,042	1,865,163
Luxottica Group SpA	104,816	2,933,124
LVMH Moet Hennessy Louis Vuitton SA	29,910	4,213,966
Swatch Group AG (The), Cl. B	8,469	3,155,398

		16,264,643

Consumer Staples—11.4%
Beverages—3.8%
C&C Group plc	1,160,125	4,309,272
Diageo plc	246,609	5,386,625
Heineken NV	37,715	1,746,024
Pernod-Ricard SA	48,230	4,473,127

		15,915,048

Food & Staples Retailing—1.8%
Shoppers Drug Mart Corp.	134,052	5,413,398
Woolworths Ltd.	81,637	2,095,804

		7,509,202

Food Products—4.5%
Aryzta AG	116,363	5,624,274
Barry Callebaut AG	6,126	6,035,998
Nestle SA	44,879	2,580,077
Unilever plc	141,456	4,751,667

		18,992,016

Household Products—0.9%
Reckitt Benckiser Group plc	79,256	3,914,059
Personal Products—0.4%
L’Oreal SA	15,830	1,653,376
Energy—4.4%
Energy Equipment & Services—2.2%
Saipem SpA	60,104	2,540,380
Schoeller-Bleckmann Oilfield Equipment AG	27,081	2,391,077
Technip SA	45,070	4,212,365

		9,143,822

Oil, Gas & Consumable Fuels—2.2%
BG Group plc	325,640	6,961,167
Cairn Energy plc[1]	504,420	2,078,249
Tsakos Energy Navigation Ltd.	51,810	247,652

		9,287,068

Financials—3.7%
Capital Markets—2.6%
BinckBank NV	317,069	3,418,346
ICAP plc	1,063,729	5,730,643
Swissquote Group Holding SA	4,949	173,871
Tullett Prebon plc	373,550	1,559,776

		10,882,636

Commercial Banks—0.2%
ICICI Bank Ltd., Sponsored ADR	44,185	1,167,810
Insurance—0.7%
Prudential plc	292,447	2,881,603
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.	68,144	836,706
7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care—8.8%
Biotechnology—2.5%
CSL Ltd.	167,500	$5,482,198
Grifols SA1	287,183	4,831,915
Grifols SA, Cl. B1	28,718	312,213
Marshall Edwards, Inc.[1,2]	63,790	66,342
Marshall Edwards, Inc., Legend Shares[1,2]	7,500	7,800

		10,700,468

Health Care Equipment & Supplies—3.2%
DiaSorin SpA	40,231	1,014,822
Essilor International SA	44,540	3,144,576
Nobel Biocare Holding AG	57,585	667,372
Smith & Nephew plc	207,678	2,017,372
Sonova Holding AG	27,148	2,839,658
Straumann Holding AG	4,897	845,101
William Demant Holding AS1	36,689	3,050,975

		13,579,876

Health Care Providers & Services—1.1%
Sonic Healthcare Ltd.	392,058	4,523,237
Health Care Technology—0.0%
Ortivus AB, Cl. B1	279,600	80,442
Life Sciences Tools & Services—0.0%
Tyrian Diagnostics Ltd.[1]	18,631,396	28,584
Pharmaceuticals—2.0%
BTG plc[1]	246,724	1,198,121
Novogen Ltd.[1]	1,067,571	105,915
Roche Holding AG	41,527	7,038,325

		8,342,361

Industrials—26.9%
Aerospace & Defense—2.0%
Embraer SA	560,626	3,534,626
European Aeronautic Defense & Space Co.	157,780	4,908,714

		8,443,340

Commercial Services & Supplies—3.4%
Aggreko plc	179,490	5,598,762
De La Rue plc	149,990	2,076,595
Edenred	100,340	2,459,957
Prosegur Compania de Seguridad SA	100,356	4,388,830

		14,524,144

Construction & Engineering—2.7%
Koninklijke Boskalis Westminster NV	114,305	4,199,986
Leighton Holdings Ltd.	83,680	1,629,591
Outotec OYJ	86,809	4,063,932
Trevi Finanziaria Industriale SpA	261,643	1,656,581

		11,550,090

Electrical Equipment—5.0%
ABB Ltd.	272,113	5,121,854
Ceres Power Holdings plc[1]	828,462	90,061
Legrand SA	132,580	4,247,251
Nidec Corp.	100,400	8,726,465
Schneider Electric SA	57,290	2,994,014

		21,179,645

Industrial Conglomerates—1.2%
Siemens AG	51,784	4,955,554
Machinery—4.7%
Aalberts Industries NV	482,653	8,073,534
Atlas Copco AB, Cl. A	130,344	2,790,294
Fanuc Ltd.	17,200	2,632,402
Vallourec SA	37,036	2,393,741
Weir Group plc (The)	129,490	4,062,374

		19,952,345

Professional Services—3.2%
Capita Group plc	313,573	3,060,638
Experian plc	752,310	10,228,715

		13,289,353

Trading Companies & Distributors—4.0%
Brenntag AG	50,454	4,698,331
Bunzl plc	567,741	7,768,540
Wolseley plc	129,570	4,270,590

		16,737,461

Transportation Infrastructure—0.7%
Koninklijke Vopak NV	52,967	2,798,651
Information Technology—17.4%
Communications Equipment—2.6%
High Tech Computer Corp.	154,000	2,527,759
Telefonaktiebolaget LM Ericsson, B Shares	829,332	8,424,240

		10,951,999

Computers & Peripherals—0.9%
Gemalto NV	76,740	3,716,875
Electronic Equipment & Instruments—4.8%
Canon, Inc.	87,950	3,896,447
Hoya Corp.	287,293	6,188,538
Ibiden Co. Ltd.	47,421	941,110
Keyence Corp.	15,579	3,756,610
Nippon Electric Glass Co. Ltd.	139,000	1,380,967
Omron Corp.	61,986	1,245,840
Phoenix Mecano AG	5,698	2,972,448

		20,381,960
8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value
Internet Software & Services—1.9%
eAccess Ltd.	3,014	$715,419
Telecity Group plc[1]	418,170	4,188,387
United Internet AG	171,783	3,068,149

		7,971,955

IT Services—0.4%
Infosys Ltd.	30,607	1,595,132
Semiconductors & Semiconductor Equipment—0.9%
ARM Holdings plc	404,310	3,717,100
Software—5.9%
Aveva Group plc	77,927	1,730,582
Compugroup Medical AG	88,093	991,923
Dassault Systemes SA	65,930	5,284,469
Sage Group plc (The)	460,640	2,104,614
SAP AG	180,602	9,548,426
Temenos Group AG1	335,910	5,474,958

		25,134,972

Materials—6.0%
Chemicals—2.4%
Filtrona plc	989,620	5,825,971
Orica Ltd.	84,000	2,082,581
Sika AG	1,263	2,379,974

		10,288,526

Construction Materials—1.2%
James Hardie Industries SE, CDI	714,000	4,980,495
Metals & Mining—2.4%
Impala Platinum Holdings Ltd.	159,092	3,298,096
Rio Tinto plc	67,903	3,295,392
Vale SA, Sponsored ADR, Preference	160,880	3,314,128

		9,907,616

Telecommunication Services—4.0%
Diversified Telecommunication Services—4.0%
BT Group plc	3,689,951	10,896,599
Inmarsat plc	250,940	1,570,928
Vivendi SA	199,950	4,365,109

		16,832,636

Total Common Stocks (Cost $322,246,116)		405,280,423

	Units
Rights, Warrants and Certificates—0.0%
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[1,2]	7,500	7
Tyrian Diagnostics Ltd. Rts., Strike Price 0.012 AUD, Exp. 12/20/13[1]	1,863,139	953

Total Rights, Warrants and Certificates (Cost $0)		960

	Shares
Investment Company—3.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[3,4] (Cost $15,871,445)	15,871,445	15,871,445

Total Investments, at Value (Cost $338,117,561)	99.9%	421,152,828

Other Assets Net of Liabilities	0.1	344,150

Net Assets	100.0%	$421,496,978

Footnotes to Statement of Investments
Strike price is reported in U.S. Dollars, except for those denoted in the following currency:
AUD Australian Dollar

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.	Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $74,149, which represents 0.02% of the Fund’s net assets.
See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Marshall Edwards, Inc.	12/28/05-7/28/08	$2,615,143	$66,342	$(2,548,801)
Marshall Edwards, Inc., Legend Shares	8/3/07	225,000	7,800	(217,200)
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	—	7	7

		$2,840,143	$74,149	$(2,765,994)

9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

3.	Rate shown is the 7-day yield as of December 30, 2011.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	9,561,070	111,403,748	105,093,373	15,871,445

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$15,871,445	$17,967
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$37,293,452	$19,638,808	$—	$56,932,260
Consumer Staples	47,983,701	—	—	47,983,701
Energy	11,678,145	6,752,745	—	18,430,890
Financials	11,327,376	4,441,379	—	15,768,755
Health Care	35,069,462	2,185,506	—	37,254,968
Industrials	58,142,299	55,288,284	—	113,430,583
Information Technology	49,343,456	24,126,537	—	73,469,993
Materials	19,350,666	5,825,971	—	25,176,637
Telecommunication Services	—	16,832,636	—	16,832,636
Rights, Warrants and Certificates	—	953	7	960
Investment Company	15,871,445	—	—	15,871,445

Total Investments, at Value	286,060,002	135,092,819	7	421,152,828

Other Financial Instruments:
Foreign currency exchange contracts	—	6,052	—	6,052

Total Assets	$286,060,002	$135,098,871	$7	$421,158,880

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	—	(450)	—	(450)

Total Liabilities	$—	$(450)	$—	$(450)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

The table below shows the significant transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into		Transfers out	Transfers into	Transfers out	Transfers into
	Level 1		of Level 1[b]	Level 2[b]	of Level 2	Level 3

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—		$(31,196,459)	$31,196,459	$—	$—
Consumer Staples	5,785,246	[a]	—	—	(5,785,246)[a]	—
Energy	—		(6,942,819)	6,942,819	—	—
Financials	1,240,217	[a]	(6,031,785)	6,031,785	(1,240,217)[a]	—
Health Care	6,676,326	[a]	(1,446,319)	1,446,319	(6,676,326)[a]	—
Industrials	3,781,317	[a]	(30,283,926)	30,283,926	(3,781,317)[a]	—
Information Technology	7,418,230	[a]	(16,725,142)	16,725,142	(7,418,230)[a]	—
Materials	—		(4,250,144)	4,250,144	—	—
Telecommunication Services	—		(8,803,384)	8,803,384	—	—
Rights, warrants and Certificates	—		—	—	(90)[c]	90	[c]

Total Assets	$24,901,336		$(105,679,978)	$105,679,978	$(24,901,426)	$90

a.	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

b.	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

c.	Transferred from Level 2 to Level 3 as historical volatility was determined to be a significant input to the security valuation.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$108,270,491	25.7%
France	55,348,500	13.1
Switzerland	46,774,471	11.1
Japan	33,951,684	8.1
Germany	26,523,333	6.3
The Netherlands	20,236,541	4.8
Australia	19,244,255	4.6
United States	17,646,464	4.2
Spain	15,975,372	3.8
Sweden	13,034,590	3.1
Jersey, Channel Islands	10,228,715	2.4
Ireland	9,289,767	2.2
Italy	8,895,463	2.1
Brazil	6,848,754	1.6
Canada	5,413,398	1.3
India	5,148,273	1.2
Finland	4,063,932	1.0
South Africa	3,298,096	0.8
Denmark	3,050,975	0.7
Taiwan	2,527,759	0.6
Austria	2,391,077	0.6
Mexico	1,799,577	0.4
Korea, Republic of South	943,689	0.2
Bermuda	247,652	0.1

Total	$421,152,828	100.0%

11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Barclay’s Capital
Australian Dollar (AUD)	Buy	482 AUD	1/3/12-1/4/12	$493,209	$5,363	$—
Brown Brothers Harriman
Swiss Franc (CHF)	Sell	52 CHF	1/3/12	54,831	—	208
Chase Manhattan Bank
Swiss Franc (CHF)	Sell	2 CHF	1/9/12	2,173	1	—
Deutsche Bank Capital Corp.
British Pound Sterling (GBP)	Buy	91 GBP	1/3/12	140,680	688	—
JP Morgan Chase
Swiss Franc (CHF)	Sell	86 CHF	1/4/12	91,253	—	242

Total unrealized appreciation and depreciation					$6,052	$450

See accompanying Notes to Financial Statements.
12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $322,246,116)	$405,281,383
Affiliated companies (cost $15,871,445)	15,871,445

421,152,828
Cash	24,282
Unrealized appreciation on foreign currency exchange contracts	6,052
Receivables and other assets:
Dividends	949,070
Investments sold	148,248
Shares of capital stock sold	53,801
Other	13,585

Total assets	422,347,866

Liabilities
Unrealized depreciation on foreign currency exchange contracts	450
Payables and other liabilities:
Investments purchased	634,101
Shares of capital stock redeemed	106,068
Transfer and shareholder servicing agent fees	35,839
Shareholder communications	14,617
Distribution and service plan fees	11,685
Directors’ compensation	9,819
Other	38,309

Total liabilities	850,888

Net Assets	$421,496,978

Composition of Net Assets
Par value of shares of capital stock	$244,575
Additional paid-in capital	372,912,163
Accumulated net investment income	4,607,935
Accumulated net realized loss on investments and foreign currency transactions	(39,329,465)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	83,061,770

Net Assets	$421,496,978

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $364,221,159 and 212,337,666 shares of capital stock outstanding)	$1.72
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $57,275,819 and 32,237,467 shares of capital stock outstanding)	$1.78

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $820,740)	$10,356,888
Affiliated companies	17,967
Interest	291

Total investment income	10,375,146
Expenses
Management fees	4,475,413
Distribution and service plan fees — Service shares	155,926
Transfer and shareholder servicing agent fees:
Non-Service shares	407,106
Service shares	62,380
Shareholder communications:
Non-Service shares	24,023
Service shares	3,710
Custodian fees and expenses	49,969
Directors’ compensation	16,997
Accounting service fees	15,000
Administration service fees	1,500
Other	58,053

Total expenses	5,270,077
Less waivers and reimbursements of expenses	(420,849)

Net expenses	4,849,228

Net Investment Income	5,525,918

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	21,948,436
Foreign currency transactions	9,887,482

Net realized gain	31,835,918
Net change in unrealized appreciation/depreciation on:
Investments	(62,584,177)
Translation of assets and liabilities denominated in foreign currencies	(9,728,550)

Net change in unrealized appreciation/depreciation	(72,312,727)

Net Decrease in Net Assets Resulting from Operations	$(34,950,891)

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	2011[1]	2010

Operations
Net investment income	$5,525,918	$4,313,261
Net realized gain	31,835,918	11,752,120
Net change in unrealized appreciation/depreciation	(72,312,727)	46,933,287

Net increase (decrease) in net assets resulting from operations	(34,950,891)	62,998,668

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,949,394)	(4,576,159)
Service shares	(439,048)	(466,039)

	(4,388,442)	(5,042,198)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares	(19,093,788)	(3,021,494)
Service shares	1,158,954	10,885,373

	(17,934,834)	7,863,879

Net Assets
Total increase (decrease)	(57,274,167)	65,820,349
Beginning of period	478,771,145	412,950,796

End of period (including accumulated net investment income of $4,607,935 and $3,323,476, respectively)	$421,496,978	$478,771,145

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended	December 31,
Non-Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.87	$1.65	$1.21	$2.13	$1.91
Income (loss) from investment operations:
Net investment income[2]	.02	.02	.02	.03	.02
Net realized and unrealized gain (loss)	(.15)	.22	.44	(.93)	.22

Total from investment operations	(.13)	.24	.46	(.90)	.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.02)	(.02)	(.02)

Net asset value, end of period	$1.72	$1.87	$1.65	$1.21	$2.13

Total Return, at Net Asset Value[3]	(7.16)%	14.76%	39.24%	(42.64)%	12.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$364,221	$417,141	$369,575	$297,686	$374,302

Average net assets (in thousands)	$406,974	$376,612	$328,763	$341,275	$348,714

Ratios to average net assets:[4]
Net investment income	1.21%	1.04%	1.35%	1.71%	0.95%
Total expenses[5]	1.09%	1.10%	1.08%	1.01%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%	1.01%

Portfolio turnover rate	25%	19%	34%	22%	19%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
See accompanying Notes to Financial Statements.
16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Year Ended
	December 30,			Year Ended	December 31,
Service Shares	2011[1]	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.94	$1.71	$1.25	$2.21	$1.97

Income (loss) from investment operations:
Net investment income[2]	.02	.01	.01	.03	.02
Net realized and unrealized gain (loss)	(.17)	.24	.47	(.98)	.23

Total from investment operations	(.15)	.25	.48	(.95)	.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.02)	(.02)	(.01)	(.01)

Net asset value, end of period	$1.78	$1.94	$1.71	$1.25	$2.21

Total Return, at Net Asset Value[3]	(7.61)%	14.62%	39.06%	(43.07)%	13.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,276	$61,630	$43,376	$21,600	$32,736
Average net assets (in thousands)	$62,359	$50,420	$30,629	$26,235	$31,137
Ratios to average net assets:[4]
Net investment income	0.96%	0.78%	0.94%	1.43%	0.71%
Total expenses[5]	1.34%	1.35%	1.34%	1.28%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.26%	1.27%	1.29%

Portfolio turnover rate	25%	19%	34%	22%	19%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.34%
Year Ended December 31, 2010	1.35%
Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
See accompanying Notes to Financial Statements.
17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
18 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
     Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
19 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,411,241	$—	$30,538,361	$73,477,180

1.	As of December 30, 2011, the Fund had $29,800,742 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$29,800,742

2.	As of December 30, 2011, the Fund had $737,619 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $28,831,829 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $8,387,516 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase to	Accumulated Net
Accumulated Net	Realized Loss
Investment Income	on Investments

$146,983	$146,983
The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$4,388,442	$5,042,198
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table.
20 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$347,696,550
Federal tax cost of other investments	487,803

Total federal tax cost	$348,184,353

Gross unrealized appreciation	$98,321,746
Gross unrealized depreciation	(24,844,566)

Net unrealized appreciation	$73,477,180

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
21 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	18,704,347	$34,288,298	29,545,898	$49,365,888
Dividends and/or distributions reinvested	2,046,318	3,949,394	2,790,341	4,576,159
Redeemed	(30,888,694)	(57,331,480)	(34,144,865)	(56,963,541)

Net decrease	(10,138,029)	$(19,093,788)	(1,808,626)	$(3,021,494)

Service Shares
Sold	5,108,183	$9,981,758	9,225,841	$15,861,929
Dividends and/or distributions reinvested	219,524	439,048	274,141	466,039
Redeemed	(4,816,915)	(9,261,852)	(3,177,104)	(5,442,595)

Net increase	510,792	$1,158,954	6,322,878	$10,885,373

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$117,450,653	$140,129,796
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $473,772 to OFS for services to the Fund.
22 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $355,999 and $54,584 for Non-Service and Service shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $10,266 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk. Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
23 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of December 30, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $6,052, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
24 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives		Liability Derivatives
	Statement		Statement
Derivatives Not	of Assets		of Assets
Accounted for as	and Liabilities		and Liabilities
Hedging Instruments	Location	Value	Location	Value

Foreign exchange contracts	Unrealized appreciation		Unrealized depreciation
	on foreign currency		on foreign currency
	exchange contracts	$6,052	exchange contracts	$450
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions

Foreign exchange contracts	$287,021
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Translation of assets and liabilities
Derivatives Not Accounted for as Hedging Instruments	denominated in foreign currencies

Foreign exchange contracts	$5,601
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $1,182,729 and $1,286,909, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
25 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek
26 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
27 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (a separate series of Panorama Series Fund, Inc.), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer International Growth Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2012
28 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 30, 2011 are eligible for the corporate dividend-received deduction.
     The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $804,783 of foreign income taxes were paid by the Fund during the fiscal year ended December 30, 2011. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.
     Gross income of the maximum amount allowable but not less than $7,046,089 was derived from sources within foreign countries or possessions of the United States.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
29 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of George Evans, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s
30 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

historical performance to relevant market indices and to the performance of other international growth funds underlying variable insurance products. The Board considered that the Fund outperformed its performance universe median during the one-, three-, and five-year Lipper periods and equaled its performance universe median during the ten-year period.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other international growth funds underlying variable insurance products. In reviewing the fees and expenses charged to the VA funds, the Board considered the Manager’s assertion that, because there is much greater disparity in the fees and services that may be provided by a manager to a VA fund as opposed to a retail fund, when comparing the expenses of the various VA funds to those of retail funds, it is most appropriate to focus on total expenses (rather than on the management fees). Accordingly, while the Board reviewed and considered all expenses, it focused on total expenses. The Board considered that the Fund’s total expenses were lower than its expense group median although its actual management fees were slightly higher than its expense group median. The Board also considered that the Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. This voluntary expense limitation may not be amended or withdrawn until one year from the date of prospectus.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement through August 31, 2012. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
31 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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DIRECTORS AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT DIRECTORS	The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Directors (since 2003), Director (since 1999) Age: 74	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Director (since 2002) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Director (since 1997) Age: 69	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Director (since 1996) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Director (since 2008) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
33 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

DIRECTORS AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Beverly L. Hamilton, Director (since 2002) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Director (since 2002) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Director (since 2002) Age: 69	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President (since 1999) Age: 52	Director of Equities (since October 2010), Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager; a Chartered Financial Analyst. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President
34 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	(May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004- March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006- September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006- December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005- April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.988.8287.
35 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

OPPENHEIMER INTERNATIONAL GROWTH FUND/VA
A Series of Panorama Series Fund, Inc.

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer Agent	OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.
©2012 OppenheimerFunds, Inc. All rights reserved.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $70,400 in fiscal 2011 and 2010.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $414,870 in fiscal 2011 and $342,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, surprise exams, attestation and compliance procedures.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $3,905 in fiscal 2011 and $18,321 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $418,775 in fiscal 2011 and $361,221 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.
2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.
4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/30/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Panorama Series Fund, Inc.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	2/9/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer
Date:	2/9/2012

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date:	2/9/2012